UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2004



                           Integrated BioPharma, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       000-28876                22-2407475
          --------                       ---------                ----------
 (State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


           225 Long Avenue
        Hillside, New Jersey                          07205
        --------------------                          -----
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (973) 926-0816



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.       Other Events and Regulation FD Disclosure.

         On June 25, 2004, Integrated BioPharma, Inc., a Delaware corporation (the "Company"), issued a press release announcing its discovery that its common stock had been listed without its knowledge, consent or authority on a German stock exchange. The press release is attached as an exhibit to this Report.


Item 7.      Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.  Description

99.1         Press Release issued by Integrated BioPharma, Inc. on June 25, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 28, 2004            INTEGRATED BIOPHARMA, INC.


                                By: /s/ Eric Friedman
                                Eric Friedman
                                Vice President and Chief Financial Officer

Exhibit Index


Exhibit No.  Description

99.1         Press Release issued by Integrated BioPharma, Inc. on June 25, 2004